UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 17, 2017

Boyd Gaming Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor

Las Vegas, Nevada 89169

(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 18, 2017, Boyd Gaming Corporation (“Boyd”) announced that it had entered into a definitive agreement to acquire Ameristar Casino Kansas City, LLC (“Ameristar Kansas City”), the owner and operator of Ameristar Casino Hotel Kansas City; Ameristar Casino St. Charles, LLC (“Ameristar St. Charles”), the owner and operator of Ameristar Casino Resort Spa St. Charles; Belterra Resort Indiana LLC (“Belterra”), the owner and operator of Belterra Casino Resort located in Florence, Indiana; and PNK (Ohio) LLC (“Belterra Park”), the owner and operator of Belterra Park, located in Cincinnati, Ohio. Ameristar Kansas City, Ameristar St. Charles, Belterra and Belterra Park are collectively referred to as the “Companies”.

Boyd will acquire the Companies pursuant to a Membership Interest Purchase Agreement (the “Purchase Agreement”), made and entered into on December 17, 2017 (the “Agreement Date”), by and among Boyd, Boyd TCIV, LLC, a wholly owned subsidiary of Boyd (“Boyd Sub”), Penn National Gaming, Inc. (“Penn”), and, solely following the execution and delivery of a joinder to the Purchase Agreement, Pinnacle Entertainment, Inc. (“Pinnacle Entertainment”) and its wholly owned subsidiary, Pinnacle MLS, LLC (collectively with Pinnacle Entertainment, “Pinnacle”). The Purchase Agreement provides that, pursuant to the terms and subject to the conditions set forth therein, Boyd will acquire from Pinnacle all of the issued and outstanding membership interests of the Companies as well as certain other assets (and assume certain other liabilities) of Pinnacle related to the Companies (collectively, the “Acquisitions”), such that following the Acquisitions, each of the Companies will be a wholly owned subsidiary of Boyd.

The Acquisitions will occur substantially concurrently with the acquisition of Pinnacle Entertainment by Penn (the “Merger”) pursuant to the Merger Agreement (the “Merger Agreement”), dated the Agreement Date, by and among Pinnacle Entertainment, Penn and Franchise Merger Sub, Inc., a wholly owned subsidiary of Penn.

Upon the terms and subject to the conditions of the Purchase Agreement, Boyd will acquire the Companies for total cash consideration of approximately $575,000,000, subject to adjustments based on (a) the adjusted 2017 EBITDA of each Company (as determined subsequent to the Agreement Date), and (b) working capital, cash and indebtedness of the Companies at closing and transaction expenses.

The completion of the Acquisitions is subject to customary conditions, including the effectiveness of the Master Lease and the consummation of the Merger, and the receipt of all required regulatory approvals, including, among others, approval by Missouri, Ohio and Indiana gaming authorities and the acceptance or approval by the Federal Trade Commission. Subject to the satisfaction or waiver of conditions in the Purchase Agreement, Boyd currently expects the transaction to close in the second half of 2018.

The Purchase Agreement contains an indemnification provision, as well as customary representations, warranties, covenants and termination rights for a transaction of this nature.

In addition, on the Agreement Date, Boyd entered into a Master Lease Commitment and Rent Allocation Agreement (the “Lease Commitment Agreement”) by and among Boyd, Boyd Sub, Penn, Gaming and Leisure Properties, Inc. (“GLPI Parent”) and Gold Merger Sub, LLC, a wholly owned subsidiary of GLPI Parent (collectively with GLPI Parent, “GLPI”), pursuant to which, among other things, concurrently with the consummation of the Acquisitions, Boyd will enter into a new Master Lease with GLPI, under which Boyd will lease the real estate, improvements and fixtures owned by GLPI that are associated with the Companies and currently leased to Pinnacle (the “Master Lease”). The Lease Commitment Agreement also sets forth the manner in which rent will be calculated for the purposes of the Master Lease. GLPI’s commitment to enter into the Master Lease is subject to certain conditions, including that the conditions to the Merger under the Merger Agreement and the conditions to the Acquisitions under the Purchase Agreement have been satisfied or waived, and that the sale of Belterra Park’s real property to GLPI has been consummated, as contemplated by a purchase agreement between Penn and GLPI (and, upon the execution of a joinder, Belterra Park) entered into on the Agreement Date.

The foregoing descriptions of the Purchase Agreement and the Lease Commitment Agreement are not complete and are qualified in their entirety by reference to the Purchase Agreement and the Lease Commitment Agreement, respectively, which are filed respectively as Exhibits 2.1 and 2.2 hereto and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Membership Interest Purchase Agreement, made and entered into on December 17, 2017, by and among Boyd Gaming Corporation, Boyd TCIV, LLC, Penn National Gaming, Inc., and, solely following the execution and delivery of a joinder to the Purchase Agreement, Pinnacle Entertainment, Inc. and Pinnacle MLS, LLC.

2.2*	Master Lease Commitment and Rent Allocation Agreement, made and entered into as of December 17, 2017, by and among Boyd Gaming Corporation, Boyd TCIV, LLC, Penn National Gaming, Inc., Gaming and Leisure Properties, Inc., and Gold Merger Sub, LLC.

*	Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

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Important Information Regarding Forward-Looking Statements

This Current Report on Form 8-K contains, or may contain, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and include (without limitation) statements regarding the transactions contemplated by the Membership Interest Purchase Agreement, Boyd’s expectations regarding the timing of closing, the potential benefits to be achieved from the acquisition of the Companies, including expectations with respect to EBITDA, EBITDAR or free cash flow, expectations regarding the Companies to be cash flow positive and accretive to Boyd’s earnings, the expected cost synergies with respect to Boyd and the Companies, and any statements or assumptions underlying any of the foregoing. These forward-looking statements are based upon the current beliefs and expectations of management and involve certain risks and uncertainties, including (without limitation) the possibility that the transactions contemplated by the definitive agreement will not close on the expected terms (or at all), or that Boyd is unable to successfully integrate the acquired assets or realize the expected synergies or that the properties will be cash flow positive or accretive to Boyd’s earnings as anticipated; litigation, antitrust matters or the satisfaction or waiver of any of the closing conditions that could delay or prevent the closing; and changes to the financial conditions of the parties, or the credit markets, or the economic conditions in the areas in which they operate. Additional factors are discussed in “Risk Factors” in Boyd’s Annual Report on Form 10-K for the year ended December 31, 2016, and in Boyd’s other current and periodic reports filed from time to time with the Securities and Exchange Commission. All forward-looking statements in this current report are made as of the date hereof, based on information available to Boyd as of the date hereof, and Boyd assumes no obligation to update any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2017		Boyd Gaming Corporation

	By:	/s/ Anthony D. McDuffie
Anthony D. McDuffie Vice President and Chief Accounting Officer